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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2008

INTERNATIONAL BARRIER TECHNOLOGY INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-20412	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West Pender Street, #604 Vancouver, British Columbia, Canada	V6C 2T7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  604-689-0188

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

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Item 7.01  FD Disclosure.

International Barrier Technology Inc. ("Barrier") (OTC BB:IBTGF.OB - News) (CDNX:IBH.V - News), a manufacturer of proprietary fire-resistant building materials is pleased to release revenue and sales volumes results for the quarter (Q3 Fiscal 08) and month ending March 31, 2008. Overall revenue generated for the quarter was $1,214,196, a 14% increase over the $1,068,583 during the same period in 2007. Revenue into the Residential Roof Deck Market grew 22% - $160,893 vs. $131,540 in 2007. Revenue attributable to the Commercial Modular industry grew 13% to $499,509 (vs. $441,684 in Q3 07) and revenue from the Structural Insulated Panel market was $10,181. Revenue for the month of March 2008 was $416,682, slightly higher than the $415,949 during the same period in 2007.

Sales volume of shipments of Blazeguard products for the quarter ending March 31, 2008 was 1,893,200 sq. ft. This is an increase of 15% over the 1,642,800 sq. ft. that was shipped during the same period last year. Residential Roof Deck sales were higher by 15% (374,900 sq. ft. vs. 327,000 sq. ft. in Q3 Fiscal 07). Quarterly Commercial Modular shipments increased 14% year over year to 1,498,100 sq. ft. vs. 1,315,800 sq. ft. Shipments into the Structural Insulated Panel market for the quarter were 20,200 sq. ft.

Shipment volumes for the month ending March 31, 2008 were 657,888 sq. ft. This compares to the 652,512 sq. ft. that was shipped during the same period one year ago. Commercial Modular shipments grew 12% to 538,272 sq. ft. vs. 479,616 sq. ft. shipped during the same month last year. The demand in this market has remained strong. Shipments into the Residential Roof Deck Market were 119,616 sq. ft. vs. 172,896 sq. ft., which included shipments into Florida, the Midwest and the East. The residential housing market remains quiet, but there are new building projects where Blazeguard is being used. Our wholesaler and stocking dealers are slowly moving through their inventory and placing new orders (on a smaller scale) to replenish their stock. With spring upon us, we are optimistic the demand will remain steady and hope to see an upturn in this market segment.

For additional information, please refer to the press releases contained in exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1.  Press Release, dated 4/14/2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2008

International Barrier Technologies Inc.

(Registrant)

/s/ Michael Huddy

(Signature)

(Michael Huddy, President/CEO/Director)

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